FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 24, 2000

                 Date of Earliest Event Reported: May 5, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                  VIRGINIA                            54-1387365
      (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)             Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5. OTHER EVENTS

       Dollar Tree Stores, Inc., completed its merger with Dollar Express, Inc. on May 5, 2000. This transaction was accounted for as a pooling-of-interests, accordingly all prior period financial data has been restated on a combined basis. The following information, attached as Exhibit 99.1, is being provided to investors to assist them in their financial analysis of the combined Company.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

Exhibit #       Description

99.1 Restated prior period financial data on a combined basis giving effect to the pooling-of-interests in connection with the merger of Dollar Tree and Dollar Express.



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             DOLLAR TREE STORES, INC.
                                                   (Registrant)


Date: May 24, 2000                      By:  /s/ Frederick C. Coble
                                             -----------------------------
                                             Frederick C. Coble
                                             Senior Vice President,
                                             Chief Financial Officer